UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2015

QS LEGG MASON

STRATEGIC REAL

RETURN FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Legg Mason Strategic Real Return Fund for the twelve-month reporting period ended September 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

II	QS Legg Mason Strategic Real Return Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended September 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s initial reading for third quarter 2015 GDP growth — released after the reporting period ended — was 1.5%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, PCE, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By September 2015, unemployment was 5.1%, equaling its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended September 30, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that ended on September 17, 2015, the Fed decided to maintain the target between zero and 0.25%. Finally, at its meeting that concluded on October 28, 2015, after the close of the reporting period, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Inflation was relatively modest during the reporting period. For the twelve months ended September 30, 2015, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, was 0.0%. The CPI-U less food and energy was 1.9% over the same period. Inflation-protected securities generated a small gain during the reporting. During the twelve months ended September 30, 2015, the Barclays U.S. TIPS Indexv returned -0.83%.

QS Legg Mason Strategic Real Return Fund	III

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

IV	QS Legg Mason Strategic Real Return Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. Under normal market conditions, the Fund, using a tactical asset allocation program, seeks to provide an attractive long-term real return. The Fund defines real return as total return reduced by the impact of inflation. In seeking to meet its investment goal the Fund implements a tactical asset allocation program overseen by its adviser, QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”). The Fund may allocate its assets among five investment “sleeves” which we believe are generally complementary to each other, with the following target allocations of the Fund’s net assets:

•	Inflation-Linked Debt Securities (40%)

•	Global Equity Securities (20%)

•	Commodity-Linked Securities (20%)

•	Real Estate Investment Trusts (“REITs”)[i] (10%)

•	Tactical Strategy (10%)

QS LMGAA uses tactical asset allocation to dynamically shift the portfolio among these five sleeves, depending on the fundamental drivers of inflation at the time. The composition and asset allocation of the Fund’s investment portfolio will vary over time, based on QS LMGAA’s overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are primarily based on QS LMGAA’s evaluations of future consumer price trends and the relative attractiveness of the asset classes in which the Fund invests. These evaluations are based on modeling processes that assign probabilities to different inflation scenarios. The processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines. Actual allocations may deviate from each target allocation shown above by up to 50% of such target allocation. Holdings in a particular strategy may also vary because of performance differences among the different strategies.

The Fund utilizes a “multi-manager approach, whereby the adviser and each subadviser provide day-to-day management for one or more of the investment sleeves. The adviser and each subadviser use different investment strategies in managing the sleeves, act independently from the others in their management of the relevant investment sleeve, and use their own methodology for selecting investments. Currently, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”) and Western Asset Management Company Ltd. in Japan (“Western Japan”) manage the Inflation-Linked Debt Securities Sleeve, QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) manages the Global Equity Securities Sleeve and QS LMGAA manages the Commodity-Linked Securities Sleeve, the REITs Sleeve and the Tactical Strategy Sleeve. QS LMGAA may also allocate a portion of the Fund’s assets to ClearBridge Investments, LLC (“ClearBridge”), either in place of, or in addition to, the subadvisers named above. Western Asset manages the Fund’s cash and short-term instruments. The Fund uses commodity derivatives (swaps and S&P GSCI®ii futures) to gain exposure to commodities. These derivatives are fully collateralized with cash.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Inflation was virtually non-existent during the reporting period. At the start of the reporting period on October 1, 2014, U.S. headline inflation was running at an annual rate of 1.7%. However, the headline inflation rate quickly declined because of a large drop in oil prices in November 2014. From the end of January 2015 to September 30, 2015, the headline inflation rate hovered around zero. Core inflation, which excludes the effects of food and energy prices, moved upward after an initial decline in the fourth quarter of 2014. The core inflation rate increased from 1.7% at September 30, 2014 to 1.9% at September 30, 2015.

Over the twelve months ended September 30, 2015, oil prices collapsed and investors were re-introduced to market volatility. In November 2014, Saudi Arabia abandoned its policy of restricting its oil production to maintain higher oil prices and adopted a new policy of letting market forces determine the price of oil. As a result, oil prices plummeted in the fourth quarter of 2014 and a wave of disinflationary forces swept through the global economy.

Equity markets also experienced higher volatility, with two significant drawdowns over the twelve months ended September 30, 2015. In October 2014, equity markets declined as geopolitical risk increased and fears of a slowdown in global growth emerged. Eventually, markets calmed down until August of 2015 when fears of a slowdown in growth re-emerged and markets corrected sharply downward.

The Composite Index (the “Composite”)iii, representing the Fund’s underlying investments, declined by 14.48% over the twelve months ended September 30, 2015. Global equities, as measured by the MSCI All Country World Index (“MSCI ACWI”)iv, declined by 6.66% over the reporting period. The FTSE NAREIT All REITs Indexv, which measures the performance of real estate investment trusts, gained 7.35%. The S&P GSCI® of commodity markets returned -41.74%. The Barclays U.S. TIPS Indexvi returned -0.83%. The Citigroup 1-Month U.S. Treasury Bill Indexvii, a measure of one-month Treasury bills (also a component in the Composite), returned 0.01%, reflecting the near-zero level of short-term interest rates. The Composite is hedged 40% into a basket of foreign currencies, represented by the U.S. Dollar Index (“USDX”)viii. The USDX rose 12.00% over the twelve months ended September 30, 2015.

Q. How did we respond to these changing market conditions?

A. For most of the reporting period, we were overweight global equities and REITs. We were underweight treasury inflation-protected securities (“TIPS”)ix and the commodities. Continued economic growth with few signs of inflation led to the pro-risk positioning of the Fund. The continued negative momentum in commodities prices coupled with weak demand and strong supply also led to the commodities underweight. Finally, the tactical sleeve began the period fully invested in the S&P 500 Indexx, and we shifted gradually into nominal bonds as the U.S. growth rate decelerated a bit.

Performance review

For the twelve months ended September 30, 2015, Class A shares of QS Legg Mason Strategic Real Return Fund, excluding sales

2	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

charges, returned -14.82%. The Fund’s unmanaged benchmark, the Barclays U.S. TIPS Index, returned -0.83% for the same period. The Lipper Flexible Portfolio Funds Category Average1 returned -5.59% over the same time frame.

Performance Snapshot as of September 30, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
QS Legg Mason Strategic Real Return Fund:
Class A	-6.54%	-14.82%
Class A2	-6.68%	-15.07%
Class C	-6.89%	-15.50%
Class I	-6.51%	-14.62%
Class IS	-6.44%	-14.58%
Barclays U.S. TIPS Index	-2.20%	-0.83%
Composite Index	-4.99%	-14.48%
Lipper Flexible Portfolio Funds Category Average[1]	-7.23%	-5.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.61%, 2.11%, 2.45%, 1.47% and 1.11%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements take into account the expenses of the underlying funds. These

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 599 funds for the six-month period and among the 541 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	3

Fund overview (cont’d)

expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributors to performance were the allocation to the Vanguard REIT Index ETF (“VNQ”) (representing 11.26% of the total Fund as of September 30, 2015) and the Global Equity sleeve (managed by QS Batterymarch and representing 20.16% of the total Fund as of September 30, 2015).

Over the year ended September 30, 2015, FTSE NAREIT All REITs Index returned 7.35% and the MSCI ACWI Index returned -6.66%.

Q. What were the leading detractors from performance?

A. The leading detractors from performance were an allocation to the futures contracts in the Commodities sleeve (representing 18.05% of the total Fund as of September 30, 2015) and the foreign currency exposure of the Fund (representing 42.52% of the total Fund as of September 30, 2015). For the year ended September 30, 2015, the S&P GSCI® Index returned -41.74% and the trade weighted USDX returned 12.00%. Since foreign exchange positions essentially represent a short position on the dollar, an increase in the dollar index leads to a loss in foreign exchange.

Thank you for your investment in QS Legg Mason Strategic Real Return Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Y. Wayne Lin

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

Thomas Picciochi

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

Ellen Tesler

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

October 20, 2015

4	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to price fluctuation. The Fund is non-diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. The Fund is subject to the illiquidity, credit and interest rate risks of REITs, as well as risks associated with small-and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (“ETNs”) and master limited partnerships (“MLPs”). Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 21 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	5

Fund overview (cont’d)

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

iii

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. This Composite Index is hedged to 40% exposure to the U.S. dollar, as defined by the USDX. The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 40% U.S. dollar, 60% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions. To better align the components of the Composite Index with the Fund’s target currency exposure, a 40% U.S. dollar hedge is applied to the Composite Index by subtracting the returns of the USDX from 40% of the blended rate of return of the Composite Index.

iv

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

[v]	The FTSE NAREIT All REITs Index consists of all tax-qualified Real Estate Investment Trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List.

vi	The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vii	The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

viii	The U.S. Dollar Index (“USDX”) is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

[x]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

6	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2015 and September 30, 2014 and does not include derivatives, such as written options, futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-6.54%	$1,000.00	$934.60	1.33%	$6.45	Class A	5.00%	$1,000.00	$1,018.40	1.33%	$6.73
Class A2	-6.68	1,000.00	933.20	1.53	7.41	Class A2	5.00	1,000.00	1,017.40	1.53	7.74
Class C	-6.89	1,000.00	931.10	2.08	10.07	Class C	5.00	1,000.00	1,014.64	2.08	10.50
Class I	-6.51	1,000.00	934.90	1.08	5.24	Class I	5.00	1,000.00	1,019.65	1.08	5.47
Class IS	-6.44	1,000.00	935.60	0.98	4.76	Class IS	5.00	1,000.00	1,020.16	0.98	4.96

8	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

[1]	For the six months ended September 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/15	-14.82%	-15.07%	-15.50%	-14.62%	-14.58%
Five Years Ended 9/30/15	0.54	N/A	-0.20	0.79	N/A
Inception* through 9/30/15	1.29	-4.50	0.55	1.54	-0.85

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/15	-19.71%	-19.98%	-16.34%	-14.62%	-14.58%
Five Years Ended 9/30/15	-0.65	N/A	-0.20	0.79	N/A
Inception* through 9/30/15	0.23	-6.40	0.55	1.54	-0.85

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/26/10 through 9/30/15)	7.43%
Class A2 (Inception date of 10/31/12 through 9/30/15)	-12.56
Class C (Inception date of 2/26/10 through 9/30/15)	3.11
Class I (Inception date of 2/26/10 through 9/30/15)	8.94
Class IS (Inception date of 12/15/11 through 9/30/15)	-3.18

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares each reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are February 26, 2010, October 31, 2012, February 26, 2010, February 26, 2010 and December 15, 2011, respectively.

10	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of QS Legg Mason Strategic Real Return Fund vs. Barclays U.S. TIPS Index and the Composite Index consisting of 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index, 10% Citigroup 1-Month U.S. Treasury Bill Index, 40% hedge to USDX‡ — February 26, 2010 - September 2015

Value of $1,000,000 invested in

Class I Shares of QS Legg Mason Strategic Real Return Fund vs. Barclays U.S. TIPS Index and the Composite Index consisting of 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index, 10% Citigroup 1-Month U.S. Treasury Bill Index, 40% hedge to USDX‡ — February 26, 2010 - September 2015

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

‡

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of QS Legg Mason Strategic Real Return Fund on February 26, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays U.S. TIPS Index and the Composite Index. The Barclays U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. The Composite Index is hedged to 40% exposure to the U.S. dollar, as defined by the USDX. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

Consolidated schedule of investments

September 30, 2015

QS Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Treasury Inflation Protected Securities — 34.4%
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	493,775		$568,227
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	282,569		317,007
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,321,449		1,460,666
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	789,215		946,780
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	754,894		1,040,732
U.S. Treasury Bonds, Inflation Indexed	3.375%	4/15/32	134,453		184,250
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	143,541		169,206
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	784,649		930,218
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	824,869		721,910
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	911,360		924,686
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	972,931		843,727
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	502,240		510,492
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	899,399		923,418
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/17	2,311,606		2,303,178
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	2,016,349		2,087,471
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/18	1,662,196		1,660,270
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,106,720		1,150,816
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	678,058		722,308
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/19	3,055,500		3,045,078
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	882,999		943,004
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/20	2,506,986		2,490,828
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	1,035,217		1,086,790
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	1,570,997		1,632,528
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	1,990,694		2,018,610
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/22	1,929,607		1,880,336
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/22	2,065,202		2,013,867
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/23	2,212,610		2,133,153
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	1,845,918		1,813,926
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	2,907,849		2,893,801
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	1,487,533		1,419,278
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	534,028		511,854
Total U.S. Treasury Inflation Protected Securities (Cost — $41,898,503)					41,348,415
Non-U.S. Treasury Inflation Protected Securities — 0.0%
Canada — 0.0%
Government of Canada, Bonds (Cost — $61,330)	4.250%	12/1/26	43,483	CAD	47,475
U.S. Government & Agency Obligations — 15.0%
U.S. Government Obligations — 15.0%
U.S. Treasury Bills	0.000%	12/17/15	9,200,000		9,200,294

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	13

Consolidated schedule of investments (cont’d)

September 30, 2015

QS Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Bills	0.000%	3/17/16	8,800,000	$8,798,610
Total U.S. Government & Agency Obligations (Cost — $17,986,787)				17,998,904

			Shares
Common Stocks — 20.1%
Consumer Discretionary — 3.1%
Auto Components — 0.4%
Delphi Automotive PLC			2,200	167,288
Johnson Controls Inc.			3,200	132,352
Magna International Inc.			3,200	153,632
Total Auto Components				453,272
Automobiles — 0.6%
Fuji Heavy Industries Ltd.			4,900	177,315	(a)
Mazda Motor Corp.			7,600	120,656	(a)
Mitsubishi Motors Corp.			15,900	121,836	(a)
Peugeot SA			11,300	170,713	*(a)
Toyota Motor Corp.			2,000	117,628	(a)
Total Automobiles				708,148
Diversified Consumer Services — 0.0%
New Oriental Education & Technology Group Inc., ADR			2,300	46,483
Hotels, Restaurants & Leisure — 0.3%
Brinker International Inc.			1,500	79,005
Jack in the Box Inc.			1,334	102,771
Wyndham Worldwide Corp.			2,600	186,940
Total Hotels, Restaurants & Leisure				368,716
Leisure Products — 0.3%
FUJIFILM Holdings Corp.			5,200	195,108	(a)
Vista Outdoor Inc.			4,300	191,049	*
Total Leisure Products				386,157
Media — 0.5%
ITV PLC			53,514	199,670	(a)
Sky PLC			14,554	230,304	(a)
Starz, Class A Shares			4,860	181,473	*
Total Media				611,447
Multiline Retail — 0.1%
Macy’s Inc.			1,600	82,112
Specialty Retail — 0.6%
AutoNation Inc.			2,339	136,083	*

See Notes to Consolidated Financial Statements.

14	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Specialty Retail — continued
Gap Inc.	2,800	$79,800
Home Depot Inc.	2,400	277,176
Lowe’s Cos. Inc.	2,500	172,300
Total Specialty Retail		665,359
Textiles, Apparel & Luxury Goods — 0.3%
Pandora A/S	3,124	365,498	(a)
Total Consumer Discretionary		3,687,192
Consumer Staples — 1.6%
Beverages — 0.4%
Britvic PLC	15,654	160,959	(a)
Coca-Cola Enterprises Inc.	1,700	82,195
Dr. Pepper Snapple Group Inc.	2,800	221,340
Total Beverages		464,494
Food & Staples Retailing — 0.2%
Alimentation Couche-Tard Inc., Class B Shares	2,700	124,165
Kroger Co.	4,224	152,360
Total Food & Staples Retailing		276,525
Food Products — 0.3%
Archer-Daniels-Midland Co.	5,000	207,250
Bunge Ltd.	1,700	124,610
Total Food Products		331,860
Household Products — 0.4%
Clorox Co.	1,700	196,401
Reckitt Benckiser Group PLC	2,658	241,270	(a)
Total Household Products		437,671
Personal Products — 0.2%
Kao Corp.	5,400	245,340	(a)
Tobacco — 0.1%
KT&G Corp.	1,400	131,994	(a)
Total Consumer Staples		1,887,884
Energy — 2.1%
Energy Equipment & Services — 0.4%
Cameron International Corp.	3,579	219,465	*
Dril-Quip Inc.	1,750	101,885	*
Schlumberger Ltd.	1,500	103,455
Superior Energy Services Inc.	9,900	125,037
Total Energy Equipment & Services		549,842

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	15

Consolidated schedule of investments (cont’d)

September 30, 2015

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — 1.7%
Dragon Oil PLC	10,943	$132,432	(a)
Exxon Mobil Corp.	3,762	279,705
Formosa Petrochemical Corp.	60,000	142,915	(a)
HollyFrontier Corp.	2,700	131,868
Marathon Petroleum Corp.	2,400	111,192
Phillips 66	2,990	229,752
Polskie Gornictwo Naftowe i Gazownictwo SA	97,360	167,272	(a)
S-Oil Corp.	2,400	127,966	(a)
Tesoro Corp.	2,600	252,824
Valero Energy Corp.	5,780	347,378
Woodside Petroleum Ltd.	4,725	96,609	(a)
Total Oil, Gas & Consumable Fuels		2,019,913
Total Energy		2,569,755
Financials — 4.4%
Banks — 1.6%
Bank of America Corp.	14,600	227,468
Citigroup Inc.	3,900	193,479
DBS Group Holdings Ltd.	7,000	79,976	(a)
JPMorgan Chase & Co.	6,463	394,049
KeyCorp	4,950	64,400
Lloyds Banking Group PLC	100,000	113,997	(a)
Mizuho Financial Group Inc.	79,500	149,329	(a)
National Bank of Canada	5,600	178,764
Royal Bank of Canada	3,000	165,882
Societe Generale SA	4,400	196,821	(a)
Sumitomo Mitsui Financial Group Inc.	5,000	190,338	(a)
Total Banks		1,954,503
Capital Markets — 0.2%
3i Group PLC	13,761	97,334	(a)
Macquarie Group Ltd.	2,754	149,721	(a)
Total Capital Markets		247,055
Diversified Financial Services — 0.1%
Voya Financial Inc.	3,600	139,572
Insurance — 2.2%
Ageas	2,609	107,097	(a)
Allianz SE, Registered Shares	2,011	315,195	(a)
Allstate Corp.	3,245	188,989
American Financial Group Inc.	3,397	234,087

See Notes to Consolidated Financial Statements.

16	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Insurance — continued
AXA SA	7,713	$187,250	(a)
Axis Capital Holdings Ltd.	1,400	75,208
Dai-ichi Life Insurance Co., Ltd.	10,400	166,320	(a)
Hannover Rueck SE	3,000	306,715	(a)
Hanover Insurance Group Inc.	1,800	139,860
Hiscox Ltd.	8,495	121,192	(a)
PartnerRe Ltd.	600	83,328
Prudential PLC	9,225	195,022	(a)
SCOR SE	1,915	68,782	(a)
Swiss Life Holding	767	171,475	(a)
Swiss Re AG	1,710	146,990	(a)
Travelers Cos. Inc.	900	89,577
Total Insurance		2,597,087
Real Estate Management & Development — 0.3%
China Overseas Land & Investment Ltd.	50,000	152,915	(a)
China Resources Land Ltd.	30,000	70,941	(a)
Country Garden Holdings Co., Ltd.	224,000	81,231	(a)
Total Real Estate Management & Development		305,087
Total Financials		5,243,304
Health Care — 1.8%
Biotechnology — 0.5%
Amgen Inc.	1,200	165,984
Gilead Sciences Inc.	2,000	196,380
United Therapeutics Corp.	1,646	216,021	*
Total Biotechnology		578,385
Health Care Equipment & Supplies — 0.2%
Edwards Lifesciences Corp.	917	130,370	*
Teleflex Inc.	1,284	159,486
Total Health Care Equipment & Supplies		289,856
Health Care Providers & Services — 0.5%
Aetna Inc.	1,530	167,397
Anthem Inc.	1,789	250,460
Cardinal Health Inc.	2,600	199,732
Total Health Care Providers & Services		617,589
Pharmaceuticals — 0.6%
Novo Nordisk A/S, Class B Shares	7,168	385,812	(a)
Shire PLC	1,266	86,410	(a)
Teva Pharmaceutical Industries Ltd., ADR	4,100	231,486
Total Pharmaceuticals		703,708
Total Health Care		2,189,538

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	17

Consolidated schedule of investments (cont’d)

September 30, 2015

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Industrials — 1.7%
Aerospace & Defense — 0.8%
Boeing Co.	2,500	$327,375
Lockheed Martin Corp.	947	196,323
Northrop Grumman Corp.	1,800	298,710
United Technologies Corp.	2,004	178,336
Total Aerospace & Defense		1,000,744
Airlines — 0.1%
easyJet PLC	2,971	80,070	(a)
Electrical Equipment — 0.2%
Mitsubishi Electric Corp.	6,000	55,090	(a)
Vestas Wind Systems A/S	2,600	135,503	(a)
Total Electrical Equipment		190,593
Machinery — 0.1%
Toro Co.	2,197	154,976
Professional Services — 0.1%
Manpowergroup Inc.	2,000	163,780
Road & Rail — 0.4%
Central Japan Railway Co.	1,789	289,327	(a)
West Japan Railway Co.	3,200	200,328	(a)
Total Road & Rail		489,655
Total Industrials		2,079,818
Information Technology — 3.0%
Communications Equipment — 0.5%
Brocade Communications Systems Inc.	25,854	268,365
Cisco Systems Inc.	13,950	366,187
Total Communications Equipment		634,552
Electronic Equipment, Instruments & Components — 0.1%
Hoya Corp.	4,000	131,439	(a)
Internet Software & Services — 0.1%
VeriSign Inc.	1,900	134,064	*
IT Services — 0.3%
Computer Sciences Corp.	2,550	156,519
Leidos Holdings Inc.	3,400	140,454
NeuStar Inc., Class A Shares	3,400	92,514 *
Total IT Services		389,487
Semiconductors & Semiconductor Equipment — 0.4%
Marvell Technology Group Ltd.	6,600	59,730
NVIDIA Corp.	7,000	172,550

See Notes to Consolidated Financial Statements.

18	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

QS Legg Mason Strategic Real Return Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Texas Instruments Inc.	4,000	$198,080
Total Semiconductors & Semiconductor Equipment		430,360
Software — 0.7%
Activision Blizzard Inc.	3,400	105,026
Amdocs Ltd.	2,300	130,824
Aspen Technology Inc.	3,600	136,476	*
Electronic Arts Inc.	2,600	176,150	*
Microsoft Corp.	5,195	229,931
Total Software		778,407
Technology Hardware, Storage & Peripherals — 0.9%
Apple Inc.	7,000	772,100
Samsung Electronics Co., Ltd.	266	255,811	(a)
Seiko Epson Corp.	5,600	79,273	(a)
Total Technology Hardware, Storage & Peripherals		1,107,184
Total Information Technology		3,605,493
Materials — 1.2%
Chemicals — 0.6%
Dow Chemical Co.	3,300	139,920
EMS-Chemie Holding AG	342	141,004	(a)
LyondellBasell Industries NV, Class A Shares	2,200	183,392
Mosaic Co.	3,300	102,663
Potash Corp. of Saskatchewan Inc.	4,700	96,606
Total Chemicals		663,585
Construction Materials — 0.1%
Boral Ltd.	34,000	126,003	(a)
Containers & Packaging — 0.2%
Avery Dennison Corp.	2,700	152,739
Packaging Corp. of America	2,400	144,384
Total Containers & Packaging		297,123
Metals & Mining — 0.1%
Boliden AB	7,300	114,284	(a)
Paper & Forest Products — 0.2%
International Paper Co.	3,300	124,707
UPM-Kymmene OYJ	7,600	114,183	(a)
Total Paper & Forest Products		238,890
Total Materials		1,439,885

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	19

Consolidated schedule of investments (cont’d)

September 30, 2015

QS Legg Mason Strategic Real Return Fund

Security		Shares	Value
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.6%
AT&T Inc.		3,594	$117,092
BT Group PLC		37,119	236,200	(a)
Nippon Telegraph & Telephone Corp.		5,736	201,447	(a)
PT Telekomunikasi Indonesia Persero Tbk		517,500	92,984	(a)
Total Diversified Telecommunication Services			647,723
Wireless Telecommunication Services — 0.1%
KDDI Corp.		6,600	147,803	(a)
Total Telecommunication Services			795,526
Utilities — 0.5%
Electric Utilities — 0.2%
Edison International		1,947	122,797
Korea Electric Power Corp.		3,000	123,505	(a)
Total Electric Utilities			246,302
Multi-Utilities — 0.1%
National Grid PLC		10,000	139,268	(a)
Water Utilities — 0.2%
Guangdong Investment Ltd.		160,000	240,203	(a)
Total Utilities			625,773
Total Common Stocks (Cost — $19,977,854)			24,124,168
Investments in Underlying Funds — 22.3%
SPDR S&P 500 ETF Trust		57,539	11,026,198
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares		179,377	13,550,139
Vanguard Total Bond Market ETF		28,247	2,314,277
Total Investments in Underlying Funds (Cost — $23,474,733)			26,890,614
Preferred Stocks — 0.0%
Utilities — 0.0%
Independent Power and Renewable Electricity Producers — 0.0%
Companhia Energetica de Sao Paulo (Cost — $149,206)		9,200	35,296

	Expiration Date	Contracts
Purchased Options — 0.1%
U.S. Treasury 5-Year Notes Futures, Call @ $120.50	10/23/15	43	16,461
U.S. Treasury 5-Year Notes Futures, Call @ $122.00	10/23/15	110	3,438
U.S. Treasury 10-Year Notes Futures, Call @ $128.50	10/23/15	32	25,000
U.S. Treasury 10-Year Notes Futures, Call @ $129.50	10/23/15	32	11,000
U.S. Treasury Long-Term Bonds Futures, Call @ $158.00	10/23/15	16	24,750

See Notes to Consolidated Financial Statements.

20	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

QS Legg Mason Strategic Real Return Fund

Security		Expiration Date	Contracts	Value
Purchased Options — continued
U.S. Treasury Long-Term Bonds Futures, Call @ $165.00		10/23/15	48	$8,250
Total Purchased Options (Cost — $73,898)				88,899
Total Investments Before Short-Term Investments (Cost — $103,622,311)				110,533,771

	Rate		Shares
Short-Term Investments — 3.5%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $4,242,125)	0.125%		4,242,125	4,242,125
Total Investments — 95.4% (Cost — $107,864,436#)				114,775,896
Other Assets in Excess of Liabilities — 4.6%				5,542,567
Total Net Assets — 100.0%				$120,318,463

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $108,383,293.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
CAD	— Canadian Dollar
ETF	— Exchange Traded Fund
REIT	— Real Estate Investment Trust
SPDR	— Standard & Poor’s Depositary Receipts

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
U.S. Treasury 5-Year Notes Futures, Call	10/23/15	$121.00	43	$7,727
U.S. Treasury 5-Year Notes Futures, Put	10/23/15	119.50	43	3,023
U.S. Treasury 10-Year Notes Futures, Call	10/23/15	131.50	64	4,000
U.S. Treasury Long-Term Bonds Futures, Call	10/23/15	161.00	16	10,000
U.S. Treasury Long-Term Bonds Futures, Call	10/23/15	168.00	48	3,000
U.S. Treasury Long-Term Bonds Futures, Put	10/23/15	155.00	4	3,500
Total Written Options (Premiums received — $33,510)				$31,250

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	21

Consolidated statement of assets and liabilities

September 30, 2015

Assets:
Investments, at value (Cost — $107,864,436)	$114,775,896
Foreign currency, at value (Cost — $39,696)	39,635
Cash	1,834,177
Deposits with brokers for open futures contracts	2,116,320
Receivable for securities sold	1,716,719
Deposits with brokers for purchased options	47,126
Dividends and interest receivable	211,347
Deposits with brokers for written options	16,566
Unrealized appreciation on forward foreign currency contracts	89,012
Foreign currency collateral for open futures contracts, at value (Cost — $54,031)	53,768
Receivable for Fund shares sold	127
Prepaid expenses	35,762
Total Assets	120,936,455

Liabilities:
Unrealized depreciation on forward foreign currency contracts	291,491
Payable to broker — variation margin on open futures contracts	122,328
Investment management fee payable	63,372
Written options, at value (premiums received — $33,510)	31,250
Payable for Fund shares repurchased	16,470
Payable for securities purchased	2,681
Trustees’ fees payable	1,931
Service and/or distribution fees payable	1,065
Accrued expenses	87,404
Total Liabilities	617,992
Total Net Assets	$120,318,463

Net Assets:
Par value (Note 7)	$104
Paid-in capital in excess of par value	133,935,596
Overdistributed net investment income	(7,077,616)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(13,082,141)
Net unrealized appreciation on investments, futures contracts, written options and foreign currencies	6,542,520
Total Net Assets	$120,318,463

See Notes to Consolidated Financial Statements.

22	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

Net Assets:
Class A	$1,864,406
Class A2	$1,435,153
Class C	$489,536
Class I	$808,499
Class IS	$115,720,869

Shares Outstanding:
Class A	161,177
Class A2	125,175
Class C	43,126
Class I	68,670
Class IS	9,955,994

Net Asset Value:
Class A (and redemption price)	$11.57
Class A2 (and redemption price)	$11.47
Class C*	$11.35
Class I (and redemption price)	$11.77
Class IS (and redemption price)	$11.62
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.28
Class A2 (based on maximum initial sales charge of 5.75%)	$12.17

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	23

Consolidated statement of operations

For the Year Ended September 30, 2015

Investment Income:
Dividends and distributions	$1,547,424
Return of capital (Note 1(m))	(198,510)
Net Dividends and Distributions	1,348,914
Interest	97,336
Less: Foreign taxes withheld	(28,109)
Total Investment Income	1,418,141

Expenses:
Investment management fee (Note 2)	1,049,087
Registration fees	79,332
Custody fees	76,966
Audit and tax fees	67,658
Legal fees	57,819
Fund accounting fees	36,336
Commodity pool reports	32,500
Shareholder reports	28,040
Service and/or distribution fees (Notes 2 and 5)	17,551
Transfer agent fees (Note 5)	14,433
Trustees’ fees	12,021
Insurance	3,486
Fees recaptured by investment manager (Note 2)	3,129
Miscellaneous expenses	15,818
Total Expenses	1,494,176
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(103,009)
Net Expenses	1,391,167
Net Investment Income	26,974

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	5,095,508	†
Futures contracts	(15,445,960)
Written options	619,937
Foreign currency transactions	(8,741,892)
Net Realized Loss	(18,472,407)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(4,556,330)
Futures contracts	913,013
Written options	2,260
Foreign currencies	804,104
Change in Net Unrealized Appreciation (Depreciation)	(2,836,953)
Net Loss on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	(21,309,360)
Decrease in Net Assets from Operations	$(21,282,386)

†	Net of foreign capital gains tax of $677.

See Notes to Consolidated Financial Statements.

24	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

Consolidated statements of changes in net assets

For the Year Ended September 30, 2015, the Period Ended September 30, 2014 and the Year Ended November 30, 2013	2015	2014†	2013

Operations:
Net investment income	$26,974	$848,796	$974,291
Net realized gain (loss)	(18,472,407)	264,861	2,236,875
Change in net unrealized appreciation (depreciation)	(2,836,953)	(683,057)	245,114
Increase (Decrease) in Net Assets from Operations	(21,282,386)	430,600	3,456,280

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(500,003)	—	(2,500,010)
Net realized gains	(2,104,826)	(3,971,806)	(581,310)
Decrease in Net Assets from Distributions to Shareholders	(2,604,829)	(3,971,806)	(3,081,320)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	24,772,642	15,666,132	24,674,406
Reinvestment of distributions	2,604,619	3,970,336	3,078,820
Cost of shares repurchased	(27,733,232)	(14,276,139)	(19,223,259)
Increase (Decrease) in Net Assets from Fund Share Transactions	(355,971)	5,360,329	8,529,967
Increase (Decrease) in Net Assets	(24,243,186)	1,819,123	8,904,927

Net Assets:
Beginning of year	144,561,649	142,742,526	133,837,599
End of year*	$120,318,463	$144,561,649	$142,742,526
* Includes (overdistributed) undistributed net investment income of:	$(7,077,616)	$857,166	$(411,076)

†	For the period December 1, 2013 through September 30, 2014.

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	25

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2015	2014[2]	2013[3]	2012[3]	2011[3]	2010[4]

Net asset value, beginning of year	$13.78	$14.20	$14.16	$13.27	$12.73	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.06)	0.04	0.06	0.10	0.18	0.06
Net realized and unrealized gain (loss)	(1.96)	(0.06)	0.26	0.87	0.87	0.67
Total income (loss) from operations	(2.02)	(0.02)	0.32	0.97	1.05	0.73

Less distributions from:
Net investment income	—	—	(0.22)	(0.07)	(0.51)	—
Net realized gains	(0.19)	(0.40)	(0.06)	(0.01)	—	—
Total distributions	(0.19)	(0.40)	(0.28)	(0.08)	(0.51)	—

Net asset value, end of year	$11.57	$13.78	$14.20	$14.16	$13.27	$12.73
Total return[5]	(14.82)%	(0.15)%	2.27%	7.39%	8.42%	6.08%

Net assets, end of year (000s)	$1,864	$3,697	$5,156	$7,573	$7,201	$17,464

Ratios to average net assets:
Gross expenses[6]	1.49%[7]	1.58%[8]	1.52%	1.51%	2.46%	4.81%[8]
Net expenses[6,9,10]	1.32 [7]	1.32 [8]	1.32	1.31	1.31	1.26 [8]
Net investment income (loss)	(0.49)	0.32 [8]	0.41	0.75	1.33	0.63 [8]

Portfolio turnover rate	65%	25%	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	For the period February 26, 2010 (inception date) to November 30, 2010.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

26	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$13.69	$14.13	$14.16	$14.01

Income (loss) from operations:
Net investment income (loss)	(0.06)	0.02	0.03	0.01
Net realized and unrealized gain (loss)	(1.97)	(0.06)	0.27	0.14
Total income (loss) from operations	(2.03)	(0.04)	0.30	0.15

Less distributions from:
Net investment income	—	—	(0.27)	—
Net realized gains	(0.19)	(0.40)	(0.06)	—
Total distributions	(0.19)	(0.40)	(0.33)	—

Net asset value, end of year	$11.47	$13.69	$14.13	$14.16
Total return[5]	(15.07)%	(0.30)%	2.17%	1.07%

Net assets, end of year (000s)	$1,435	$1,844	$1,672	$154

Ratios to average net assets:
Gross expenses[6]	1.77%	2.08%[7]	1.83%[8]	1.74%[7]
Net expenses[6,9,10]	1.53	1.52 [7]	1.49 [8]	1.51 [7]
Net investment income (loss)	(0.50)	0.17 [7]	0.24	1.20 [7]

Portfolio turnover rate	65%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	For the period October 31, 2012 (inception date) to November 30, 2012.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	27

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2015	2014[2]	2013[3]	2012[3]	2011[3]	2010[4]

Net asset value, beginning of year	$13.63	$14.13	$14.07	$13.22	$12.66	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.17)	(0.05)	(0.05)	(0.00) [5]	0.08	(0.02)
Net realized and unrealized gain (loss)	(1.92)	(0.05)	0.26	0.86	0.89	0.68
Total income (loss) from operations	(2.09)	(0.10)	0.21	0.86	0.97	0.66

Less distributions from:
Net investment income	—	—	(0.09)	(0.00) [5]	(0.41)	—
Net realized gains	(0.19)	(0.40)	(0.06)	(0.01)	—	—
Total distributions	(0.19)	(0.40)	(0.15)	(0.01)	(0.41)	—

Net asset value, end of year	$11.35	$13.63	$14.13	$14.07	$13.22	$12.66
Total return[6]	(15.50)%	(0.74)%	1.49%	6.52%	7.79%	5.50%

Net assets, end of year (000s)	$490	$1,035	$1,260	$1,808	$2,061	$1,013

Ratios to average net assets:
Gross expenses[7]	2.32%[8]	2.42%[9]	2.43%	2.45%	3.41%	5.44%[9]
Net expenses[7,10,11]	2.07 [8]	2.07 [9]	2.07	2.06	2.06	2.01 [9]
Net investment income (loss)	(1.33)	(0.42) [9]	(0.33)	(0.02)	0.57	(0.22) [9]

Portfolio turnover rate	65%	25%	55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	For the period February 26, 2010 (inception date) to November 30, 2010.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Reflects recapture of fees waived and/or expenses reimbursed from prior fiscal years.

[9]	Annualized.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

28	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2015	2014[2]		2013[3]	2012[3]	2011[3]	2010[4]

Net asset value, beginning of year	$14.02	$14.42		$14.19	$13.30	$12.75	$12.00

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.07		0.10	(0.04)	0.07	0.05
Net realized and unrealized gain (loss)	(2.01)	(0.07)		0.26	1.05	1.03	0.70
Total income (loss) from operations	(2.02)	(0.00)	[5]	0.36	1.01	1.10	0.75

Less distributions from:
Net investment income	(0.04)	—		(0.07)	(0.11)	(0.55)	—
Net realized gains	(0.19)	(0.40)		(0.06)	(0.01)	—	—
Total distributions	(0.23)	(0.40)		(0.13)	(0.12)	(0.55)	—

Net asset value, end of year	$11.77	$14.02		$14.42	$14.19	$13.30	$12.75
Total return[6]	(14.62)%	(0.01)%		2.59%	7.64%	8.76%	6.25%

Net assets, end of year (000s)	$808	$955		$890	$613	$122,282	$823

Ratios to average net assets:
Gross expenses[7]	1.24%[8]	1.44%[9]		1.26%[8]	1.22%	1.61%	4.67%[9]
Net expenses[7,10,11]	1.08 [8]	1.07	[9]	1.07 [8]	1.06	1.06	1.01 [9]
Net investment income (loss)	(0.05)	0.61	[9]	0.69	(0.32)	0.61	0.50 [9]

Portfolio turnover rate	65%	25%		55%	66%	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	For the period February 26, 2010 (inception date) to November 30, 2010.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	Annualized.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	29

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2015	2014[2]	2013[3]	2012[4]

Net asset value, beginning of year	$13.85	$14.22	$14.19	$12.99

Income (loss) from operations:
Net investment income	0.01	0.08	0.10	0.15
Net realized and unrealized gain (loss)	(2.00)	(0.05)	0.26	1.17
Total income (loss) from operations	(1.99)	0.03	0.36	1.32

Less distributions from:
Net investment income	(0.05)	—	(0.27)	(0.12)
Net realized gains	(0.19)	(0.40)	(0.06)	(0.00)	[5]
Total distributions	(0.24)	(0.40)	(0.33)	(0.12)

Net asset value, end of year	$11.62	$13.85	$14.22	$14.19
Total return[6]	(14.58)%	0.21%	2.60%	10.25%

Net assets, end of year (000s)	$115,721	$137,031	$133,765	$123,690

Ratios to average net assets:
Gross expenses[7]	1.04%	1.08%[8]	1.09%	1.06%[8]
Net expenses[7,9,10]	0.98	0.97 [8]	0.97	0.96	[8]
Net investment income (loss)	0.04	0.70 [8]	0.74	1.16	[8]

Portfolio turnover rate	65%	25%	55%	66%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 1, 2013 through September 30, 2014.

[3]	For the year ended November 30.

[4]	For the period December 15, 2011 (inception date) to November 30, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expenses on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

30	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

Notes to consolidated financial statements

1. Organization and significant accounting policies

QS Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	31

Notes to consolidated financial statements (cont’d)

before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

32	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$41,348,415	—	$41,348,415
Non-U.S. Treasury inflation protected securities	—	47,475	—	47,475
U.S. government & agency obligations	—	17,998,904	—	17,998,904
Common stocks:
Consumer discretionary	$1,988,464	1,698,728	—	3,687,192
Consumer staples	1,108,321	779,563	—	1,887,884
Energy	1,902,561	667,194	—	2,569,755
Financials	2,174,663	3,068,641	—	5,243,304
Health care	1,717,316	472,222	—	2,189,538
Industrials	1,319,500	760,318	—	2,079,818
Information technology	3,138,970	466,523	—	3,605,493
Materials	944,411	495,474	—	1,439,885
Telecommunication services	117,092	678,434	—	795,526
Utilities	122,797	502,976	—	625,773
Investments in underlying funds	26,890,614	—	—	26,890,614
Preferred stocks	35,296	—	—	35,296
Purchased options	88,899	—	—	88,899
Total long-term investments	$41,548,904	$68,984,867	—	$110,533,771
Short-term investments†	4,242,125	—	—	4,242,125
Total investments	$45,791,029	$68,984,867	—	$114,775,896
Other financial instruments:
Futures contracts	$204,384	—	—	$204,384
Forward foreign currency contracts	—	$89,012	—	89,012
Total other financial instruments	$204,384	$89,012	—	$293,396
Total	$45,995,413	$69,073,879	—	$115,069,292

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	33

Notes to consolidated financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$31,250	—	—	$31,250
Futures contracts	370,965	—	—	370,965
Forward foreign currency contracts	—	$291,491	—	291,491
Total	$402,215	$291,491	—	$693,706

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2015, securities valued at $9,457,641 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

At September 30, 2015, securities valued at $132,432 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a

34	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(f) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	35

Notes to consolidated financial statements (cont’d)

investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among

36	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	37

Notes to consolidated financial statements (cont’d)

collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of September 30, 2015, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $322,741. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on

38	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$782,317	—	$(782,317)
(b)	(8,244,070)	$8,244,070	—

(a)	Reclassifications are due to a tax net operating loss.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”) is the Fund’s investment adviser. QS Batterymarch Financial Management, Inc. (“QS Batterymarch”), ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. Western Asset also manages the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between LMPFA and Western Asset (“Western Asset Agreement”). LMPFA, QS LMGAA, QS Batterymarch, ClearBridge, Western Asset, Western Asset Limited and Western Japan are wholly-owned subsidiaries of Legg

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	39

Notes to consolidated financial statements (cont’d)

Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to QS LMGAA the day-to-day portfolio management of the Fund, except for the management of a certain portion of cash and short term instruments, which is allocated to Western Asset. QS LMGAA is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. QS LMGAA also provides management for a portion of the Fund’s assets.

LMPFA pays QS LMGAA for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by QS LMGAA to the Subsidiary. LMPFA pays QS Batterymarch for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by QS Batterymarch. LMPFA pays ClearBridge for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. For Western Asset’s services to the Fund pursuant to the Western Asset Agreement, LMPFA, not the Fund, pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by LMPFA. Western Asset pays Western Asset Limited for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset Limited. Western Asset pays Western Japan for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual fund operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the total annual fund operating expenses for Class IS shares did not exceed those of Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among

40	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

the acquired funds. These arrangements are expected to continue until December 31, 2016, may be terminated prior to that date by agreement of LMPFA and the Board of Trustees, and may be terminated at any time after that date by LMPFA. The arrangements, however, may be modified by LMPFA to decrease total annual fund operating expenses at any time.

During the year ended September 30, 2015, fees waived and/or expenses reimbursed amounted to $103,009.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires September 30, 2016	$13,990	$3,934	$5,428	$1,497	$155,116
Expires September 30, 2017	9,563	8,576	3,462	2,799	125,431
Expires September 30, 2018	4,247	3,951	1,753	1,481	91,577
Total fee waivers/expense reimbursements subject to recapture	$27,800	$16,461	$10,643	$5,777	$372,124

For the year ended September 30, 2015, LMPFA recaptured $2,296, $679 and $154 for Class A, Class C and Class I shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2015, LMIS and its affiliates retained sales charges of $109 and $1,314 on sales of the Fund’s Class A and Class A2 shares, respectively. There were no CDSCs paid to LMIS and its affiliates for the year ended September 30, 2015.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	41

Notes to consolidated financial statements (cont’d)

funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust were employees of Legg Mason or its affiliates and did not receive compensation from the Trust.

As of September 30, 2015, Legg Mason and its affiliates owned 96% of the Fund.

3. Investments

During the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$28,732,383	$42,825,013
Sales	38,599,885	59,880,250

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,991,319
Gross unrealized depreciation	(3,598,716)
Net unrealized appreciation	$6,392,603

During the year ended September 30, 2015, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of September 30, 2014	—	—
Options written	4,669	$1,224,861
Options closed	(3,445)	(1,125,558)
Options exercised	(56)	(11,818)
Options expired	(950)	(53,975)
Written options, outstanding as of September 30, 2015	218	$33,510

At September 30, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	177	12/17	$43,441,738	$43,610,588	$168,850
Euro-Bund	2	12/15	342,643	349,053	6,410
S&P GSCI	242	10/15	21,867,725	21,716,475	(151,250)
U.S. Treasury 10-Year Notes	34	12/15	4,347,845	4,376,969	29,124
					53,134

42	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
90-Day Eurodollar	64	12/15	$15,923,217	$15,933,600	$(10,383)
90-Day Eurodollar	78	3/16	19,379,284	19,398,600	(19,316)
90-Day Eurodollar	39	12/16	9,638,236	9,657,862	(19,626)
90-Day Eurodollar	169	12/18	41,297,101	41,466,263	(169,162)
U.S. Treasury 5-Year Notes	14	12/15	1,686,298	1,687,219	(921)
U.S. Treasury Long-Term Bonds	8	12/15	1,258,443	1,258,750	(307)
					(219,715)
Net unrealized depreciation on open futures contracts					$(166,581)

At September 30, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	3,597,000	USD	2,513,871	Bank of New York	10/9/15	$9,856
CAD	8,032,000	USD	6,058,800	Bank of New York	10/9/15	(40,364)
CHF	1,334,000	USD	1,365,586	Bank of New York	10/9/15	3,476
EUR	19,692,000	USD	22,054,055	Bank of New York	10/9/15	(48,057)
GBP	2,964,000	USD	4,557,684	Bank of New York	10/9/15	(74,072)
JPY	631,700,000	USD	5,274,936	Bank of New York	10/9/15	(8,839)
MXN	42,800,000	USD	2,535,357	Bank of New York	10/9/15	(4,991)
NOK	21,390,000	USD	2,588,200	Bank of New York	10/9/15	(75,941)
NZD	4,027,000	USD	2,536,728	Bank of New York	10/9/15	36,444
SEK	13,690,000	USD	1,627,391	Bank of New York	10/9/15	8,459
JPY	60,430,000	USD	490,380	Bank of America, N.A.	10/16/15	13,431
JPY	72,600,000	USD	589,190	Citibank, N.A.	10/16/15	16,084
USD	53,239	CAD	70,000	Bank of America, N.A.	11/13/15	796
USD	833,138	JPY	103,613,223	Bank of America, N.A.	11/13/15	(30,993)
USD	45,191	EUR	40,000	Citibank, N.A.	11/13/15	466
USD	237,063	JPY	29,412,158	Credit Suisse	11/13/15	(8,234)
Total						$(202,479)

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	43

Notes to consolidated financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at September 30, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[2]	$88,899	—	$88,899
Futures contracts[3]	204,384	—	204,384
Forward foreign currency contracts	—	$89,012	89,012
Total	$293,283	$89,012	$382,295

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Written options	$31,250	—	—	$31,250
Futures contracts[3]	219,715	—	$151,250	370,965
Forward foreign currency contracts	—	$291,491	—	291,491
Total	$250,965	$291,491	$151,250	$693,706

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$(445,564)	—	—	$(445,564)
Written options	619,937	—	—	619,937
Futures contracts	(574,583)	—	$(14,871,377)	(15,445,960)
Forward foreign currency contracts[2]	—	$(8,918,358)	—	(8,918,358)
Total	$(400,210)	$(8,918,358)	$(14,871,377)	$(24,189,945)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

44	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Purchased options[1]	$15,001	—	—	$15,001
Written options	2,260	—	—	2,260
Futures contracts	(8,862)	—	$921,875	913,013
Forward foreign currency contracts[2]	—	$795,847	—	795,847
Total	$8,399	$795,847	$921,875	$1,726,121

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the year ended September 30, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$20,963
Written options	23,652
Futures contracts (to buy)	60,109,788
Futures contracts (to sell)	51,220,020
Forward foreign currency contracts (to buy)	60,485,869
Forward foreign currency contracts (to sell)	2,682,946

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at September 30, 2015:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$88,899	—	$88,899
Forward foreign currency contracts	89,012	—	89,012
Total	$177,911	—	$177,911

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at September 30, 2015:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Written options	$31,250	$(16,566)	$14,684
Futures contracts[5]	122,328	(122,328)	—
Forward foreign currency contracts	291,491	—	291,491
Total	$445,069	$(138,894)	$306,175

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Consolidated Statement of Assets and Liabilities.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	45

Notes to consolidated financial statements (cont’d)

[3]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$6,488	$2,841
Class A2	4,043	7,707
Class C	7,020	1,327
Class I	—	1,609
Class IS	—	949
Total	$17,551	$14,433

For the year ended September 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$4,247
Class A2	3,951
Class C	1,753
Class I	1,481
Class IS	91,577
Total	$103,009

6. Distributions to shareholders by class

	Year Ended September 30, 2015	Period Ended September 30, 2014†	Year Ended November 30, 2013
Net Investment Income:
Class A	—	—	$115,740
Class A2	—	—	6,379
Class C	—	—	10,219
Class I	$2,522	—	3,179
Class IS	497,481	—	2,364,493
Total	$500,003	—	$2,500,010

46	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

	Year Ended September 30, 2015	Period Ended September 30, 2014†	Year Ended November 30, 2013
Net Realized Gains:
Class A	$47,011	$142,570	$32,861
Class A2	25,202	47,030	964
Class C	13,258	35,151	7,359
Class I	12,820	24,524	2,671
Class IS	2,006,535	3,722,531	537,455
Total	$2,104,826	$3,971,806	$581,310

†	For the period December 1, 2013 through September 30, 2014.

7. Shares of beneficial interest

At September 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2015		Period Ended September 30, 2014†		Year Ended November 30, 2013
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	2,655	$33,471	22,883	$331,591	64,258	$918,542
Shares issued on reinvestment	3,593	46,801	10,275	141,081	10,504	147,672
Shares repurchased	(113,372)	(1,441,193)	(128,039)	(1,823,119)	(246,394)	(3,500,748)
Net decrease	(107,124)	$(1,360,921)	(94,881)	$(1,350,447)	(171,632)	$(2,434,534)

Class A2
Shares sold	21,486	$272,779	37,448	$537,242	136,747	$1,938,126
Shares issued on reinvestment	1,951	25,202	3,444	47,049	525	7,343
Shares repurchased	(33,035)	(416,980)	(24,464)	(347,301)	(29,815)	(418,810)
Net increase (decrease)	(9,598)	$(118,999)	16,428	$236,990	107,457	$1,526,659

Class C
Shares sold	5,776	$66,741	4,196	$59,084	18,879	$268,535
Shares issued on reinvestment	1,032	13,258	2,573	35,151	1,136	16,007
Shares repurchased	(39,650)	(495,139)	(19,960)	(285,378)	(59,333)	(834,453)
Net decrease	(32,842)	$(415,140)	(13,191)	$(191,143)	(39,318)	$(549,911)

Class I
Shares sold	16,063	$206,765	14,875	$214,417	79,090	$1,147,963
Shares issued on reinvestment	1,160	15,342	1,758	24,524	411	5,850
Shares repurchased	(16,632)	(214,588)	(10,276)	(146,316)	(60,938)	(863,852)
Net increase	591	$7,519	6,357	$92,625	18,563	$289,961

Class IS
Shares sold	1,852,076	$24,192,886	1,035,964	$14,523,798	1,438,874	$20,401,240
Shares issued on reinvestment	191,882	2,504,016	270,533	3,722,531	206,677	2,901,948
Shares repurchased	(1,985,150)	(25,165,332)	(813,426)	(11,674,025)	(956,672)	(13,605,396)
Net increase	58,808	$1,531,570	493,071	$6,572,304	688,879	$9,697,792

†	For the period December 1, 2013 through September 30, 2014.

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	47

Notes to consolidated financial statements (cont’d)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2015, the period ended September 30, 2014 and the fiscal year ended November 30, 2013 was as follows:

	2015	2014	2013
Distributions paid from:
Ordinary income	—	$16,280	$2,899,399
Net long-term capital gains	$2,604,829	3,955,526	181,921
Total distributions paid	$2,604,829	$3,971,806	$3,081,320

As of September 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$4,370,648
Other book/tax temporary differences(a)	(24,004,557)
Unrealized appreciation (depreciation)(b)	6,016,672
Total accumulated earnings (losses) — net	$(13,617,237)

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis adjustments.

48	QS Legg Mason Strategic Real Return Fund 2015 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the QS Legg Mason Strategic Real Return Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of the QS Legg Mason Strategic Real Return Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2015

QS Legg Mason Strategic Real Return Fund 2015 Annual Report	49

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Legg Mason Strategic Real Return Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during past five years	Retired. Trustee of American Federation of Arts since 1998; formerly, Director of the Brooklyn Museum (1997-2015); Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011).

50	QS Legg Mason Strategic Real Return Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

QS Legg Mason Strategic Real Return Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years

Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly, Director of TeleTech Holdings, Inc. (business process outsourcing).

52	QS Legg Mason Strategic Real Return Fund

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

QS Legg Mason Strategic Real Return Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

54	QS Legg Mason Strategic Real Return Fund

Executive Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Legg Mason Strategic Real Return Fund	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2015:

Record date:	12/9/2014
Payable date:	12/10/2014
Long-term capital gain dividend	$0.188840

Additionally, the Fund designates $500,003 as long-tem capital gains paid to shareholders of record on December 22, 2014.

Please retain this information for your records.

56	QS Legg Mason Strategic Real Return Fund

QS Legg Mason

Strategic Real Return Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman* Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust*

*	Effective June 1, 2015, Mr. Lehman became Chairman and Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Legg Mason Global Asset Allocation, LLC

Subadvisers

QS Batterymarch Financial Management, Inc.

ClearBridge Investments, LLC

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Legg Mason Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Legg Mason Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Legg Mason Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013120 11/15 SR15-2627

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2014 and September 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $187,820 in September 30, 2014 and $205,455 in September 30, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2014 and $0 in September 30, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $75,738 in September 30, 2014 and $25,565 in September 30, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,928 in September 30, 2014 and $1,762 in September 30, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2014 and September 30, 2015; Tax Fees were 100% and 100% for September 30, 2014 and September 30, 2015; and Other Fees were 100% and 100% for September 30, 2014 and September 30, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $248,092 in September 30, 2014 and $348,474 in September 30, 2015.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 24, 2015